AGENCY AGREEMENT

June 10, 2010

Midway Gold Corp.
600 Lola Street, Suite 10
Helena, Montana 59601

Attention:           Daniel Wolfus, Chief Executive Officer

Dear Sir:

Haywood Securities Inc. (the "Agent") understands that Midway Gold Corp., a corporation organized and existing under the laws of British Columbia (the "Company"), intends to issue and sell an aggregate of 9,412,000 units (the "Units") at a price (the "Offer Price") of $0.60 per Unit, each unit being comprised of one common share of the Company (an "Offered Share") and one half of one common share purchase warrant.  Each whole common share purchase warrant (a "Warrant") will entitle the holder to acquire one common share a ("Warrant Share") at a price of $0.80 per Warrant Share at any time prior to 5:00 p.m. (Vancouver time) on or before the date that is 24 months from the Closing Date (as defined below).  The Warrants will be issued pursuant to a Warrant Indenture (as defined below) that provides for, inter alia, the appropriate adjustment in the class, number and price of the Warrant Shares to be issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the common shares of the Company, and the amalgamation of the Company, and other terms and conditions customary for agreements of that nature.

In connection with the Offering, we understand that the Company wishes to appoint the Agent as exclusive agent of the Company for the purpose of offering for sale, on a best efforts basis, the Units (the "Offering").

As used herein, "Base Prospectuses" shall mean, collectively, the Canadian Base Prospectus and the U.S. Base Prospectus (each as defined below); "Pricing Prospectuses" shall mean, collectively, the Canadian Pricing Prospectus and the U.S. Pricing Prospectus (each as defined below); and "Prospectuses" shall mean, collectively, the Canadian Prospectus and the U.S. Prospectus (each as defined below).

1.	Representations and Warranties of the Company.

The Company represents and warrants to, and agrees with, the Agent that:

(a)
The Company is qualified to file a short form prospectus pursuant to the Shelf Procedures (as defined below) and has prepared and filed a preliminary short form base shelf prospectus dated April 15, 2010 (the "Canadian Preliminary Base Shelf Prospectus") and a final short form base shelf prospectus dated May 4, 2010 (the "Canadian Final Base Shelf Prospectus") providing for the offer and sale, from time to time, of up to US$25,000,000 of the Company's common shares, warrants to purchase common shares, or any combination of common shares or warrants, with the British Columbia Securities Commission, as principal regulator pursuant to Multilateral Instrument 11-101 – Principal Regulator System (the "Reviewing Authority") and the Canadian securities regulatory authorities in each of the Canadian Jurisdictions (as defined below), (collectively, the "Canadian Qualifying Authorities"); and the Reviewing Authority has issued a prospectus receipt under National Policy 11-202 - Process for Prospectus Reviews in Multiple Jurisdictions (a "Decision Document") on behalf of the Canadian Qualifying Authorities for each of the Canadian Preliminary Base Shelf Prospectus and the Canadian Final Base Shelf Prospectus.  The term "Canadian Jurisdictions" means each of the provinces of British Columbia, Alberta and Ontario.  The term "Canadian Base Prospectus" means the Canadian Final Base Shelf Prospectus, including documents incorporated therein by reference, at the time the Reviewing Authority issued a Decision Document with respect thereto in accordance with the rules and procedures established under all applicable securities laws in each of the Canadian Jurisdictions and the respective regulations and rules under such laws together with applicable published policy statements and instruments of the securities regulatory authorities in the Canadian Jurisdictions ("Canadian Securities Laws"), including National Instrument 44-101 - Short Form Prospectus Distributions and National Instrument 44-102 - Shelf Distributions (together, the "Shelf Procedures").  The term "Canadian Pricing Prospectus" means the preliminary prospectus supplement (the "Canadian Preliminary Prospectus Supplement") relating to the Offering filed with the Canadian Qualifying Authorities in accordance with the Shelf Procedures on May 28, 2010, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.  The term "Canadian Prospectus" means the prospectus supplement (the "Canadian Prospectus Supplement") relating to the Offering to be dated the date hereof and filed with the Canadian Qualifying Authorities in accordance with the Shelf Procedures, together with the Canadian Base Prospectus, including all documents incorporated therein by reference.  No order suspending the distribution of the Units or any other securities of the Company has been issued by any of the Canadian Qualifying Authorities and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Canadian Qualifying Authorities, and any request on the part of the Canadian Qualifying Authorities for additional information has been complied with.

All references in this Agreement to the Canadian Preliminary Base Shelf Prospectus, the Canadian Final Base Shelf Prospectus, the Canadian Preliminary Prospectus Supplement and the Canadian Prospectus Supplement, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Canadian Qualifying Authorities pursuant to the System for Electronic Document Analysis and Retrieval (SEDAR).

(b)
The Company meets the general eligibility requirements to file a registration statement on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement under the Securities Act and the rules and regulations of the Commission (the "Rules and Regulations") on Form S-3 (No. 333-165842), on April 1, 2010, providing for the registration of up to US$25,000,000 of the Company’s common shares, warrants to purchase common shares, or any combination of common shares and warrants.  Such registration statement, including the exhibits to such registration statement and all documents incorporated by reference in the prospectus contained therein, became effective pursuant to Rule 461 under the Securities Act on May 6, 2010.  Such registration statement at any given time, as amended to such time, including any exhibits and all documents incorporated therein by reference, and the documents otherwise deemed to be a part thereof or included therein by the Securities Act and the Rules and Regulations, is referred to herein as the "Registration Statement".  The base prospectus contained in the Registration Statement at the time it became effective, with such additions thereto and deletions therefrom as permitted by Rule 424(b) of the Securities Act, filed by the Company with the Commission pursuant to Rule 424(b)(3) of the Securities Act on May 7, 2010, is referred to herein as the "U.S. Base Prospectus".  The term "U.S. Pricing Prospectus" means the preliminary prospectus supplement (the "U.S. Preliminary Prospectus Supplement") relating to the Offering filed with the Commission pursuant to Rule 424(b)(2) on June 2, 2010, together with the U.S. Base Prospectus, including all documents incorporated therein by reference.  The term "U.S. Prospectus" means the prospectus supplement (the "U.S. Prospectus Supplement") relating to the Offering to be dated the date hereof and filed with the Commission pursuant to Rule 424(b)(2), together with the U.S. Base Prospectus, including all documents incorporated therein by reference. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with.

Any "issuer free writing prospectus" (as defined in Rule 433 under the Securities Act) relating to the Units is hereafter referred to as an "Issuer Free Writing Prospectus"; and the U.S. Pricing Prospectus, as supplemented by any Issuer Free Writing Prospectuses issued at or prior to the Applicable Time, and the information listed in Schedule "C" hereto, taken together, are hereafter referred to collectively as the "Pricing Disclosure Package".  Any reference herein to the U.S. Base Prospectus, the U.S. Pricing Prospectus and the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any "amendment" or "supplement" with respect to any of the U.S. Base Prospectus, the U.S. Pricing Prospectus and the U.S. Prospectus shall be deemed to refer to and include (i) the filing of any document with the Commission incorporated or deemed to be incorporated therein by reference after the date of filing of such U.S. Base Prospectus, U.S. Pricing Prospectus or U.S. Prospectus and (ii) any such document so filed.

The Company was not an "ineligible issuer" (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the Offering contemplated hereby.

All references in this Agreement to the Registration Statement, the U.S. Base Prospectus, the U.S. Pricing Prospectus or the U.S. Prospectus, or any Issuer Free Writing Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

(c)
The Canadian Base Prospectus and the Canadian Pricing Prospectus did, and the Canadian Prospectus (and any further amendments or supplements thereto) will, comply in all material respects with the applicable requirements of Canadian Securities Laws; the Canadian Pricing Prospectus, as of the time of filing thereof, did not, and the Canadian Prospectus (and any further amendments or supplements thereto) will not, as of the time of filing thereof and through the Closing Date, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, and the Canadian Pricing Prospectus, as of the time of filing thereof, constituted, and the Canadian Prospectus (and any further amendments or supplements thereto) will, as of the time of filing thereof and through the Closing Date, constitute, full, true and plain disclosure of all material facts relating to the Units and to the Company; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Canadian Pricing Prospectus or the Canadian Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Agent specifically for use therein.  The parties hereto agree that such information provided by or on behalf of the Agent consists solely of the material referred to in Section 16 hereof.

(d)
The Registration Statement complies, and the U.S. Prospectus and any further amendments or supplements to the Registration Statement or the U.S. Prospectus will comply, in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the U.S. Prospectus and any amendment thereof or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made, in the case of the U.S. Prospectus) not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the Registration Statement or the U.S. Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Agent specifically for use therein.  The parties hereto agree that such information provided by or on behalf of the Agent consists solely of the material referred to in Section 16 hereof.

(e)
No order preventing or suspending the use of the U.S. Base Prospectus, the U.S. Pricing Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and the U.S. Pricing Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any information contained in or omitted from the U.S. Pricing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Agent specifically for use therein.  The parties hereto agree that such information provided by or on behalf of the Agent consists solely of the material referred to in Section 16 hereof.

(f)
For purposes of this Agreement, the "Applicable Time" is 9:00 a.m. (Vancouver time) on the date of this Agreement.  The Pricing Disclosure Package, as of the Applicable Time, did not, and from the Applicable Time through the Closing Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Each Issuer Free Writing Prospectus complies in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and does not include information that conflicts with the information contained in the Registration Statement, the Pricing Prospectuses or the Prospectuses, and any Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  No representation and warranty is made in this Section 1(f) with respect to any information contained in or omitted from the Pricing Disclosure Package or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Agent specifically for use therein.  The parties hereto agree that such information provided by or on behalf of the Agent consists solely of the material referred to in Section 16 hereof.

(g)
Each document filed or to be filed with the Canadian Qualifying Authorities and incorporated, or deemed to be incorporated, by reference in the Canadian Prospectus complied, or will comply, when so filed in all material respects with the requirements of Canadian Securities Laws, and none of such documents contained, or will contain, at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not false or misleading.

(h)
KPMG LLP, who have audited the consolidated financial statements of the Company and its subsidiaries that are included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses, and whose reports appear or are incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses are independent with respect to the Company as required by Canadian Securities Laws and are independent public accountants as required by the Securities Act, the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Rules and Regulations and the rules of the Public Company Accounting Oversight Board.

(i)
Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Prospectuses and the Prospectuses, except as disclosed in the Pricing Prospectuses and the Prospectuses, (i) the Company has not declared or paid any dividends, or made any other distribution of any kind, on or in respect of its share capital, (ii) there has not been any material change in the share capital or long-term or short-term debt of the Company or any of its subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries"), (iii) neither the Company nor any Subsidiary has sustained any material loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labour dispute or any legal or governmental proceeding, and (iv) there has not been any material adverse change or any development involving a prospective material adverse change, whether or not arising from transactions in the ordinary course of business, in or affecting the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole (a "Material Adverse Change").  Since the date of the latest balance sheet included, or incorporated by reference, in the Registration Statement, the Pricing Prospectuses and the Prospectuses, neither the Company nor any Subsidiary has incurred or undertaken any liabilities or obligations, whether direct or indirect, liquidated or contingent, matured or unmatured, or entered into any transactions, including any acquisition or disposition of any business or asset, which are material to the Company and the Subsidiaries, taken as a whole, except for liabilities, obligations and transactions which are disclosed in the Pricing Prospectuses and the Prospectuses.

(j)
Except under laws of general application, no Subsidiary listed in Exhibit A hereto (each, a "Material Subsidiary" and, collectively, the "Material Subsidiaries") is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Material Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Material Subsidiary from the Company or from transferring any of such Material Subsidiary’s property or assets to the Company or any other Subsidiary of the Company.

(k)
The Company has an authorized and outstanding capitalization as set forth in the Pricing Prospectuses and the Prospectuses, and all of the issued and outstanding share capital of the Company are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with all applicable Canadian, United States and other securities laws and not in violation of or subject to any preemptive or similar right that entitles any person to acquire from the Company or any Subsidiary any common shares of the Company or other security of the Company or any security convertible into, or exercisable or exchangeable for, common shares of the Company or any other such security (any "Relevant Security"), except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement.  All of the issued share capital of or other ownership interests in each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except as otherwise set forth in the Pricing Prospectuses and the Prospectuses) are owned directly or indirectly by the Company free and clear of any lien, charge, mortgage, pledge, security interest, claim, or other encumbrance of any kind whatsoever (any "Lien").

(l)
The Company has full corporate capacity, power and authority to execute this Agreement, the Warrant Indenture, the certificates representing the Warrants and Agent's Warrants (as defined below) and to perform its obligations set out herein and therein and this Agreement and the Warrant Indenture are and the certificates representing the Warrants and Agent's Warrants will be, on the Closing Date, duly authorized, executed and delivered by the Company, and this Agreement and the Warrant Indenture are and the certificates representing the Warrants and Agent's Warrants will be, on the Closing Date, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms subject to laws relating to creditors' rights generally and except as rights to indemnity may be limited by applicable law.

(m)
The Offered Shares to be delivered on the Closing Date have been duly and validly authorized, the Company will reserve or set aside sufficient shares in its treasury to issue the Warrant Shares and the Agent's Shares (as defined below) and, when issued and delivered in accordance with this Agreement, the Warrant Indenture and the warrant certificates, as applicable, will be duly and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable Canadian, United States and other securities laws and will not have been issued in violation of or subject to any preemptive or similar right that entitles any person to acquire any Relevant Security from the Company.

(n)
The Units, Offered Shares, the Warrants and the Agent's Warrants conform to the descriptions thereof contained in the Registration Statement, the Pricing Prospectuses and the Prospectuses.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, the Company has no outstanding warrants, options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any contracts or commitments to issue or sell, any Relevant Security.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, no holder of any Relevant Security has any rights to require registration or qualification under the Securities Act or the Canadian Securities Laws of any Relevant Security in connection with the Offering, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.

(o)
The Material Subsidiaries are the only Subsidiaries that are "significant subsidiaries" of the Company (within the meaning of the Securities Act) or are otherwise material to the Company.  The Company and each Material Subsidiary has been duly organized and validly exists as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of organization.  The Company and each Material Subsidiary is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which (individually and in the aggregate) could not reasonably be expected to have a material adverse effect on (i) the business, general affairs, management, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; or (ii) the ability of the Company to consummate the Offering or any other transaction contemplated by this Agreement, the Pricing Prospectuses or the Prospectuses (a "Material Adverse Effect").

(p)
The Company and each Material Subsidiary has all requisite power and authority, and all necessary material consents, approvals, authorizations, orders, registrations, qualifications, licenses, filings and permits of, with and from all judicial, regulatory and other legal or governmental agencies and bodies and all third parties, Canadian, U.S. or foreign (collectively, the "Consents"), to own, lease and operate its properties and conduct its business as it is now being conducted, in each case as disclosed in the Registration Statement, the Pricing Prospectuses and the Prospectuses, and each such Consent is valid and in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect.  Neither the Company nor any Material Subsidiary has received notice of any investigation or proceedings which, if decided adversely to the Company or any such Material Subsidiary, could reasonably be expected to result in, the revocation of, or imposition of a materially burdensome restriction on, any such Consent.

(q)
There are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the Offering that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Qualifying Authorities or with any other Canadian securities regulatory authority in connection with the Offering that have not been filed as required; the Company has not filed any confidential material change reports or similar confidential report with any securities regulatory authority that is still maintained on a confidential basis.

(r)
The completion of the Offering, the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated do not and will not (i) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any Material Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any Material Subsidiary is a party or by which the Company or any Material Subsidiary or their respective properties, operations or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of the Company or any Material Subsidiary, or (iii) violate or conflict with any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, Canadian, U.S. or other, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(s)
No Consent of, with or from any judicial, regulatory or other legal or governmental agency or body, or any third party, Canadian, U.S. or foreign, is required for the execution, delivery and performance of this Agreement or consummation of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Offered Shares, Warrants and Warrant Shares, the qualification of the Offered Shares, Warrants and Warrant Shares for distribution in the Canadian Jurisdictions as contemplated by this Agreement, necessary approvals of the TSX Venture Exchange Inc. (the "TSX.V"), NYSE Amex Equities Exchange ("Amex") and any consents as may be required under state or foreign securities or blue sky laws in connection with the distribution of the Units, each of which has been obtained and is in full force and effect (on a conditional basis, in the case of the Consent of the TSX.V); except for the approval of the Amex, which will be obtained in accordance with the terms and conditions of this Agreement.

(t)
Except as disclosed in the Registration Statement, the Pricing Prospectuses and the Prospectuses, there is no judicial, regulatory, arbitral or other legal or governmental proceeding or other litigation or arbitration, Canadian, United States or foreign, pending to which the Company or any Subsidiary is a party or of which any property, operations or assets of the Company or any Subsidiary is the subject which, individually or in the aggregate, if determined adversely to the Company or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; to the Company’s knowledge, no such proceeding, litigation or arbitration is threatened or contemplated; and the defence of all such proceedings, litigation and arbitration against or involving the Company or any Subsidiary could not reasonably be expected to have a Material Adverse Effect.

(u)
The consolidated financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses present fairly, in all material respects, the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated Subsidiaries; except as otherwise stated in the Registration Statement, the Pricing Prospectuses and the Prospectuses, said consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved.  No other financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectuses and the Prospectuses by Canadian Securities Laws, the Securities Act, the Exchange Act or the Rules and Regulations.  The other financial and statistical information included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses and the books and records of the Company.

(v)	There has not been any reportable event (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) between the Company and its auditors.

(w)
The common shares of the Company have been registered pursuant to Section 12(b) of the Exchange Act.  The common shares of the Company are listed on the TSX.V and on Amex, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the common shares of the Company under the Exchange Act or de-listing the common shares of the Company from the TSX.V or Amex, nor has the Company received any notification that the Commission, the Canadian Qualifying Authorities, the TSX.V or Amex is contemplating terminating such registration or listing.

(x)
Except as disclosed in the Pricing Prospectus and the Prospectuses, the Company and its Material Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Pricing Prospectus and the Prospectuses, the Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with United States generally accepted accounting principles.  Except as disclosed in the Pricing Prospectus and the Prospectuses, the Company believes that the Company’s and its Material Subsidiaries’ internal control over financial reporting is effective and the Company and its Material Subsidiaries are not aware of any material weakness in their internal control over financial reporting.

(y)
Since the date of the latest audited consolidated financial statements included or incorporated by reference in the Pricing Prospectuses and the Prospectuses there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(z)
The Company and its Subsidiaries maintain disclosure controls and procedures (as such term is defined in the Exchange Act and Canadian Securities Laws) that comply with the requirements of the Exchange Act and Canadian Securities Laws; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities.  Such disclosure controls and procedures are effective.

(aa)
There is and has been no failure on the part of the Company or any of its directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

(bb)
Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has taken, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Units.

(cc)
Neither the Company nor, to the Company’s knowledge, any of its affiliates (within the meaning of Rule 144 under the Securities Act) has, prior to the date hereof, made any offer or sale of any securities which could be "integrated" (within the meaning of the Securities Act and the Rules and Regulations) with the offer and sale of the Units.

(dd)
The statements set forth (i) in the Base Prospectuses under the captions "Description of Share Capital" and "Risk Factors – Risks Related to Midway's Securities  – We are a foreign corporation and have officers and directors resident outside the United States…."; (ii) in the Canadian Prospectus Supplement and the U.S. Prospectus Supplement under the captions "Canadian Federal Income Tax Considerations" and "Eligibility for Investment"; and (iv) in the Registration Statement under "Part II – Indemnification of Directors and Officers", insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate, complete and fair summaries of such legal matters, agreements, documents or proceedings.

(ee)
There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Pricing Prospectuses or the Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; insofar as such descriptions summarize legal matters, agreements, documents or proceedings discussed therein, such descriptions are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(ff)
The Company is subject to the reporting requirements of Section 13 of the Exchange Act and files periodic reports with the Commission.  All conditions for use of Form S-3 to register the Units under the Securities Act have been satisfied.  The documents incorporated or deemed to be incorporated by reference in the Pricing Prospectuses and the Prospectuses, at the time they were or hereafter are filed with the Commission or the Canadian Qualifying Authorities, complied and will comply in all material respects with the requirements of the Securities Act, the Exchange Act, the Rules and Regulations and Canadian Securities Laws and, when read together with the other information in the Pricing Prospectuses and the Prospectuses, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(gg)
Except as disclosed in the Pricing Prospectuses and the Prospectuses, the Company is not and, at all times up to and including consummation of the transactions contemplated by this Agreement, and after giving effect to application of the net proceeds of the Offering as described in the Pricing Prospectuses and the Prospectuses, will not be, required to register as an "investment company" under the Investment Company Act of 1940, as amended, and is not and will not be an entity "controlled" by an "investment company" within the meaning of such act.

(hh)
Except as disclosed in the Pricing Prospectuses and the Prospectuses, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Agent for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement or, to the Company’s knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Agent's compensation.

(ii)
Neither the Company nor any of its Subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of the Agent and (ii) intends to use any of the proceeds from the Offering hereunder to repay any outstanding debt owed to any affiliate of the Agent.

(jj)
Except as disclosed in the Pricing Prospectuses and the Prospectuses, (i) the Company and each Material Subsidiary owns or leases all such properties as are necessary to the conduct of its business as presently operated and as proposed to be operated as described in the Pricing Prospectuses and the Prospectuses; (ii) to the knowledge of the Company, it and the Material Subsidiaries have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of any and all Liens except such as are described in the Pricing Prospectuses and the Prospectuses or such as do not (individually or in the aggregate) materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company and the Material Subsidiaries; and any real property and buildings held under lease or sublease by the Company and the Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to, and do not materially interfere with, the use made and proposed to be made of such property and buildings by the Company and the Material Subsidiaries; and (iii) neither the Company nor any Material Subsidiary has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Material Subsidiary, except as could not reasonably be expected to have a Material Adverse Effect.

(kk)
All interests in material mining claims, concessions, exploitation or extraction rights or similar rights ("Mining Claims") that are held by the Company or any of its Material Subsidiaries are in good standing, are valid and enforceable, are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except as disclosed in the Pricing Prospectuses and the Prospectuses.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, no other material property rights are necessary for the conduct of the Company’s business as described therein, and there are no material restrictions on the ability of the Company and its Material Subsidiaries to use, transfer or otherwise exploit any such property rights except as required by applicable law.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, the Mining Claims held by the Company or its Material Subsidiaries cover the properties required by the Company for the purposes described therein.

(ll)
Except as disclosed in the Pricing Prospectuses and the Prospectuses, and except for estimates of mineralized material prepared in accordance with Guide 7 of the Commission and contained in the Company’s filings with the Commission, the information relating to estimates by the Company of the proven and probable reserves and the measured, indicated and inferred resources associated with its mineral property projects contained in the Pricing Prospectuses and the Prospectuses has been prepared in all material respects in accordance with National Instrument 43-101- Standards of Disclosure for Mineral Projects.  The Company believes that all of the assumptions underlying such reserve and resource estimates are reasonable and appropriate.

(mm)
The Company and the Material Subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries, all of which insurance is in full force and effect, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect.  There are no material claims by the Company or any Material Subsidiary under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause.  The Company reasonably believes that it will be able to renew its existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business and the value of its properties at a cost that would not have a Material Adverse Effect.

(nn)
The Company and each Subsidiary has accurately prepared and timely filed all U.S., Canadian and foreign tax returns that are required to be filed by it, or have requested extensions for the filing thereof, and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except in any such case as could not reasonably be expected to have a Material Adverse Effect.  No deficiency assessment with respect to a proposed adjustment of the Company’s or any Subsidiary’s Canadian federal and provincial, U.S. federal and state, local or foreign taxes is pending or, to the best of the Company’s knowledge, threatened.  The accruals and reserves on the books and records of the Company and the Subsidiaries in respect of tax liabilities for any taxable period not finally determined are adequate to meet any assessments and related liabilities for any such period and, since the date of the most recent audited consolidated financial statements, the Company and the Subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business. There is no tax lien, whether imposed by any U.S., Canadian or other taxing authority, outstanding against the assets, properties or business of the Company or any Subsidiary.

(oo)
There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Units.

(pp)
No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province in connection with the creation, issuance, sale and delivery of the Units or the authorization, execution, delivery and performance of this Agreement.

(qq)
Except as disclosed in the Pricing Prospectuses and the Prospectuses, no dispute between the Company and any local, native or indigenous group exists or is threatened or imminent with respect to any of the Company’s properties or exploration activities that could reasonably be expected to have a Material Adverse Effect.

(rr)
No labour disturbance by the employees of the Company or any Material Subsidiary exists or, to the best of the Company’s knowledge, is imminent and the Company is not aware of any existing or imminent labour disturbances by the employees of any of its or any Material Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(ss)
There has been no storage, generation, transportation, handling, use, treatment, disposal, discharge, emission, contamination, release or other activity involving any kind of hazardous, toxic or other wastes, pollutants, contaminants, petroleum products or other hazardous or toxic substances, chemicals or materials ("Hazardous Substances") by, due to, on behalf of, or caused by the Company or any Subsidiary (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any property now or previously owned, operated, used or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit, common law provision or other legally binding standard relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  There has been no disposal, discharge, emission contamination or other release of any kind at, onto or from any such property or into the environment surrounding any such property of any Hazardous Substances with respect to which the Company or any Subsidiary has knowledge, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no pending or, to the best of the Company’s knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary.  No property of the Company or any Subsidiary is subject to any Lien under any Environmental Law.  Except as disclosed in the Pricing Prospectuses and the Prospectuses, neither the Company nor any Subsidiary is subject to any order, decree, agreement or other individualized legal requirement related to any Environmental Law, which, in any case (individually or in the aggregate), could reasonably be expected to have a Material Adverse Effect.

(tt)
In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure or remediation of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(uu)
None of the Company, any Subsidiary or, to the Company’s knowledge, any of its employees or agents, has at any time during the last five years (i) made any unlawful contribution to any candidate for non-United States office, or failed to disclose fully any such contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.  The operations of the Company and each Subsidiary are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.  Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(vv)
Neither the Company nor any Material Subsidiary (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute a default under or result in the creation or imposition of any Lien upon any property or assets of the Company or any Material Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, Canadian, U.S. or foreign, except in any such case for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(ww)
The Company has complied with the requirements of Rule 433 under the Securities Act with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to any such Issuer Free Writing Prospectus.  The Company has not (i) distributed any offering material in connection with the Offering other than the Pricing Prospectuses, the Prospectuses and any Issuer Free Writing Prospectus set forth on Schedule "C" hereto, or (ii) filed, referred to, approved, used or authorized the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering, except for any Issuer Free Writing Prospectus set forth in Schedule "C" hereto and any electronic road show previously approved by the Agent.

(xx)
The Company is a reporting issuer under the securities laws of the Canadian Qualifying Authorities and is not on the list of defaulting reporting issuers maintained by such Canadian Qualifying Authorities.

(yy)
Computershare Investor Services Inc. at its principal offices in the city of Vancouver, British Columbia is the duly appointed registrar and transfer agent of the Company with respect to its common shares and Computershare Trust Company of Canada is the duly appointed warrant agent with respect to the Warrants under the Warrant Indenture.

(zz)
The minute books and corporate records of the Company and its Material Subsidiaries are true and correct in all material respects and contain all minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and its Material Subsidiaries as at the date hereof and at the Closing Date will contain the minutes of all meetings and all resolutions of the directors (and any committees of such directors) and shareholders of the Company and its Material Subsidiaries.

(aaa)
All of the information provided to the Agent or to counsel for the Agent by the Company and, to the best of its knowledge, by its officers and directors and the holders of greater than 5% of the Company’s common shares in connection with letters, filings or other supplemental information provided to the Financial Industry Regulatory Authority ("FINRA") pursuant to FINRA Corporate Financing Rule 5110, is to the best of the Company’s knowledge true, complete and correct.  On June 10, 2010, the Agent withdrew its FINRA submission under File ID: 2010-0602-001.

(bbb)
Each stock option granted under any stock option plan of the Company or any Subsidiary (each, a "Stock Plan") was granted with a per share exercise price no less than the fair market value per common share on the grant date of such option, and no such grant involved any "back-dating," "forward-dating" or similar practice with respect to the effective date of such grant; each such option (i) was granted in compliance with applicable law and with the applicable Stock Plan, (ii) was duly approved by the board of directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company’s financial statements and disclosed, to the extent required, in the Company’s filings or submissions with the Commission and the Canadian Qualifying Authorities.

Any certificate signed by or on behalf of the Company and delivered to the Agent or to its counsel shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

2.	Representations and Warranties of the Agent.

The Agent represents and warrants to, and agrees with, the Company that:

(a)
the Agent is, and will remain so, until completion of the Offering, appropriately registered under applicable Canadian Securities Laws and policies of the TSX.V so as to permit it to lawfully fulfil its obligations hereunder;

(b)	the Agent:

(i)
(A) will not offer, and will use its commercially reasonable efforts to ensure that no member of the selling group offers, the Units to any person located in the United States or to a U.S. person as defined under United States federal securities laws; and (B) will not share any of the compensation the Agent receives under section 4 hereto, including the cash fee and Agent’s Warrants with any member of FINRA; and

(ii)
has only communicated (or caused to be communicated) and will only communicate (or cause to be communicated) in or into the United Kingdom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended) ("FSMA") in connection with the issue and sale of the Units circumstances in which it may do so without breach of section 21(1) of the FSMA;

(iii)
has only offered and will only offer the Units (or cause them to be offered) to the public in the United Kingdom (within the meaning of section 102B of the FMSA) in circumstances in which, pursuant to section 86 of the FSMA, it may do so without an approved prospectus within the meaning of section 85 of the FSMA having first been made available and, in particular, the Agent has not offered (or caused to be offered) and will not offer (or cause to be offered) the Units to more than 99 persons other than "qualified investors" (as defined in section 86(7) of the FSMA); and

(c)
the Agent has full corporate capacity, power and authority to execute this Agreement and to perform its obligations set out herein and this Agreement is a legal, valid and binding obligation of the Agent enforceable against the Agent in accordance with their terms subject to laws relating to creditors' rights generally.

For the purposes of calculating the number of persons to whom an offer is made for the purposes of Section 2(b)(iii), an offer made to a person who not acting as principal is considered to be made to all principals such person.

The representations and warranties of the Agent contained in this Agreement shall be true as of the Closing Date as though they were made at the time of the closing of the Offering and they shall survive the completion of the transactions contemplated under this Agreement.

3.	Purchase, Sale and Delivery of the Securities.

(a)
The Company hereby appoints the Agent as its sole and exclusive agent for the purpose of selling, in accordance with the terms and conditions hereof, the Units.  The Agent hereby accepts such agency and agrees to use its best efforts to sell the Units on said terms and conditions. The appointment of the Agent hereunder shall terminate upon the Closing Date unless earlier terminated pursuant to Section 12 hereof.  The Agent represents, warrants and agrees that it shall comply with all Canadian Securities Laws, the policies of the TSX.V, and all applicable laws of any other jurisdiction in which it offers or from which it solicits offers to purchase Units in connection with the Offering.

(b)
On the basis of the representation, warranties, covenants and agreements contained herein, but subject to the terms and conditions herein set forth, the Company agrees to issue and to sell the Units to the persons identified by the Agent at the Offer Price.  It is understood that in no event shall the Agent be obligated to purchase any Units. The Offering is strictly a "best efforts" offering.  All Units to be offered and sold in the Offering shall be issued and sold through the Agent, as agent for the Company, and the Company will not sell or agree to sell any of the Units otherwise than through the Agent. In the event the Company or any of its executive officers is contacted directly or indirectly by prospective purchasers of the Units, the Company will promptly forward the names of such prospective purchasers to the Agent.

(c)
Payment of the purchase price for and delivery of certificates for the Offered Shares and Warrants comprising the Units shall be made at the offices of Stikeman Elliott LLP, or at such other place as shall be agreed upon by the Agent and the Company, at 6:00 a.m. (Vancouver time) on June 16, 2010, or such other time and date as the Agent and the Company may agree upon in writing (such time and date of payment and delivery being herein called the "Closing Date").  Payment in respect of the purchase price for the Units sold by the Agent shall be denominated in Canadian dollars, and shall be made to the Company by wire transfers of immediately available funds to a bank account designated by the Company, against delivery to the Agent of certificates for the Offered Shares and Warrants.

(d)
Certificates for the Offered Shares and Warrants shall be in such denominations and registered in such names as the Agent may request in writing at least two business days before the Closing Date.  The Company will permit the Agent to examine such certificates for delivery at least one full business day prior to the Closing Date.  At the option of the Agent, delivery of certificates for the Offered Shares may be made to Agent through the facilities of CDS Clearing and Depositary Services Inc. for the respective accounts of the Agent.

(e)	At the Closing Date the Company shall contemporaneously pay to the Agent the fee referred to in Section 4 of this Agreement.

(f)
The Company acknowledges and agrees that (i) the terms of this Agreement and the Offering (including the price of the Units and commission with respect to the Offering) were negotiated at arm’s length between sophisticated parties represented by counsel; (ii) the Agent's obligations to the Company in respect of the Offering are set forth in this Agreement in their entirety and (iii) it has obtained such legal, tax, accounting and other advice as it deems appropriate with respect to this Agreement and the transactions contemplated hereby and any other activities undertaken in connection therewith, and it is not relying on the Agent with respect to any such matters.

4.	Compensation of the Agent.

In consideration for its services hereunder, the Company agrees to pay to the Agent at the Closing Date:

(a)	A fee equal to the amount of $0.042 (7%) per Unit sold in the Offering.

(b)	Compensation warrants (the "Agent's Warrants") entitling the Agent to purchase that number of common shares of the Company equal to 7% of the aggregate number of Units sold in the Offering.

Each Agent's Warrant will be non-transferrable and exercisable for one common share of the Company (an "Agent's Share") at price of $0.80 per share for a period of 24 months following the Closing Date.  Certificates for the Agent's Warrants shall be in such denominations and registered in such names as the Agent may request in writing.

5.	Payment of Expenses.

Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectuses are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of its obligations hereunder, including (except as expressly stated below in respect of the fees and disbursements of the Agent’s legal counsel) the following: (i) all expenses in connection with the preparation, printing and filing of the Registration Statement, the Base Prospectuses, the Pricing Prospectuses, the Prospectuses, any Issuer Free Writing Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Agent; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the qualification of the Units under Canadian Securities Laws, the registration of the Units under the Securities Act and the Offering; (iii) the cost of producing this Agreement, blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Securities for offering and sale under United States state securities, or "blue sky", laws as provided in Section 6(f) hereof, including the reasonable fees and disbursements of counsel for the Agent in connection with such qualification and in connection with any blue sky survey; (v) the reasonable fees and disbursements of counsel for the Agent and the Company, as applicable (vi) all fees and expenses in connection with listing the Offered Shares, Warrant Shares and Agent's Shares on the TSX.V and Amex; (vii) all travel expenses of the Company’s officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Units; and (viii) any transfer taxes incurred in connection with this Agreement or the Offering.  The Company also will pay or cause to be paid: (a) the cost of preparing certificates representing the Offered Shares, Warrants, Warrant Shares, Agent's Warrants and Agent's Shares; (b) the cost and charges of any transfer agent or registrar for the Offered Shares; (c) the cost and charges of any warrant agent with respect to the Warrants; (d) the reasonable costs and expenses of the Agent, including the reasonable fees and disbursements of their counsel, any experts or consultants retained by them and other out of pocket expenses incurred by them in connection with the transactions contemplated by this Agreement, up to an aggregate of $30,000, provided that such fees and expenses were incurred prior to termination of this Agreement; and (e) all other reasonable costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5.

6.	Covenants of the Company.

In addition to the other covenants and agreements of the Company contained herein, the Company further covenants and agrees with the Agent that:

(a)
The Company will comply with the Shelf Procedures and the general instructions of Form S-3 and Rule 424 under the Securities Act.  Prior to the termination of the Offering, the Company will not file any amendment to the Registration Statement or supplement or amendment to the Prospectuses unless the Company has furnished a copy to the Agent and its legal counsel for their review prior to filing and will not file any such proposed amendment or supplement to which the Agent reasonably objects.  The Company will cause the Prospectuses, properly completed, and any supplement thereto to be filed, each in a form approved by the Agent with the Canadian Qualifying Authorities in accordance with the Shelf Procedures (in the case of the Canadian Prospectus) and with the Commission pursuant to Rule 424 under the Securities Act (in the case of the U.S. Prospectus) within the time period prescribed and will provide evidence satisfactory to the Agent of such timely filings. The Company will promptly advise the Agent (1) when the U.S. Prospectus and any supplement thereto shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (2) when the Canadian Prospectus shall have been filed with the Canadian Qualifying Authorities pursuant to the Shelf Procedures, (3) when, prior to termination of the Offering, any amendment to the Registration Statement or the Canadian Prospectus shall have been filed or become effective or a Decision Document in respect of any such amendment has been issued, as the case may be, (4) of any request by the Canadian Qualifying Authorities or the Commission for any amendment of or supplement to the Canadian Prospectus, the Registration Statement or the U.S. Prospectus, as applicable, or for any additional information, (5) of the Company’s intention to file, or prepare any supplement or amendment to, the Registration Statement, the Prospectuses or any Issuer Free Writing Prospectus, (6) of the time when any amendment to the Canadian Prospectus has been filed with or receipted by the Reviewing Authority, or of the filing with or mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the U.S. Prospectus, (7) of the issuance by the Canadian Qualifying Authorities or the Commission of any cease trade order or any stop order suspending the effectiveness of the Canadian Prospectus or the Registration Statement, as applicable, or any post-effective amendment thereto, or suspending the use of any Prospectuses or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefor, (8) of the receipt of any comments or communications from the Canadian Qualifying Authorities, the Commission or any other regulatory authority relating to the Prospectuses, the Registration Statement, or the listing of the Offered Shares and Warrant Shares on the TSX.V or Amex, and (9) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Units for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose.  If the Canadian Qualifying Authorities or the Commission shall propose or enter a cease trade order or a stop order at any time, the Company will use its reasonable best efforts to prevent the issuance of any such cease trade order or stop order and, if issued, to obtain the lifting of such order as soon as possible.

(b)
The Company will prepare and file with the Canadian Qualifying Authorities, promptly after the date of this Agreement, and in any event no later than 2:00 p.m. (Vancouver time) on the date of this Agreement, and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Prospectus.

(c)
The Company will prepare and file with the Commission, promptly after the date of this Agreement, and in any event no later than 2:00 p.m. (Vancouver time) on the date of this Agreement, the U.S. Prospectus.

(d)
If at any time when a prospectus relating to the Units (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required to be delivered under the Securities Act, any event shall have occurred as a result of which the Pricing Disclosure Package (prior to the availability of the U.S. Prospectus) or the U.S. Prospectus as then amended or supplemented would, in the judgment of the Agent or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery of such Pricing Disclosure Package or U.S. Prospectus (or, in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) to the purchaser, not misleading, or if to comply with the Securities Act, the Exchange Act or the Rules and Regulations it shall be necessary at any time to amend or supplement the Pricing Disclosure Package, the U.S. Prospectus or the Registration Statement, or to file any document incorporated by reference in the Registration Statement or the U.S. Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Agent promptly and prepare and file with the Canadian Qualifying Authorities and/or the Commission an appropriate amendment, supplement or document (in form and substance satisfactory to the Agent) that will correct such statement or omission or effect such compliance, and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

(e)
The Company will not, without the prior consent of the Agent, (i) make any offer relating to the Units that would constitute a "free writing prospectus" as defined in Rule 405 under the Securities Act and any electronic road show previously approved by the Agent, or (ii) file, refer to, approve, use or authorize the use of any "free writing prospectus" as defined in Rule 405 under the Securities Act with respect to the Offering.  If at any time any event shall have occurred as a result of which any Issuer Free Writing Prospectus as then amended or supplemented would, in the judgment of the Agent or the Company, conflict with the information in the Registration Statement, the Pricing Prospectuses or the Prospectuses as then amended or supplemented or would, in the judgment of the Agent or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if to comply with the Securities Act or the Rules and Regulations it shall be necessary at any time to amend or supplement any Issuer Free Writing Prospectus, the Company will notify the Agent promptly and, if requested by the Agent, prepare and furnish without charge to the Agent an appropriate amendment or supplement (in form and substance satisfactory to the Agent) that will correct such statement, omission or conflict or effect such compliance.

(f)
The Company has complied and will comply in all material respects with the requirements of Rule 433 with respect to each Issuer Free Writing Prospectus including, without limitation, all prospectus delivery, filing, record retention and legending requirements applicable to each such Issuer Free Writing Prospectus.

(g)
The Company will promptly deliver to the Agent conformed copies of the Canadian Base Prospectus, the Canadian Pricing Prospectus and the Canadian Prospectus, signed and certified as required by Canadian Securities Laws in the Canadian Jurisdictions, a copy of any other document required to be filed by the Company in compliance with Canadian Securities Laws in connection with the Offering, a conformed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith.  The Company will promptly deliver to the Agent such number of copies of the Pricing Prospectuses, Prospectuses and the Registration Statement, all amendments of and supplements to such documents, if any, as the Agent may reasonably request.  Prior to 9:00 a.m. (Vancouver time) on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Agent with copies of the Final Prospectuses in Vancouver in such quantities as the Agent may reasonably request.

(h)
The Company will make generally available to its security holders as soon as practicable an earnings statement of the Company (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(i)
On the Closing Date, the Company will use its best efforts to concurrently close an offering of up to 1,666,666 units (each unit having the same terms and conditions as the Units) to one or more persons located in the United States for gross proceeds of up to $999,999.60 (the "US Offering").

(j)
Except for the US Offering, during a period of 60 days from the Closing Date, the Company will not, without the prior written consent of the Agent (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any common shares or any securities convertible into or exercisable or exchangeable for common shares or file any registration statement under the Securities Act with respect to any of the foregoing, (ii) enter into any swap or any other agreement or in respect of the foregoing, any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the common shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of common shares or such other securities, in cash or otherwise, or (iii) publicly announce an intention to do any of the foregoing. The foregoing sentence shall not apply to (A) any common shares issuable upon exercise of the warrants or other derivative securities of the Company outstanding on the date hereof, (B) the Offered Shares, Warrant and Agent’s Warrants to be issued pursuant to or in connection with the Offering, the Warrant Shares issuable pursuant to the exercise of the Warrants or the Agent's Shares issuable pursuant to the exercise of the Agent's Warrants, (C) securities issuable pursuant to the US Offering; (D) any common shares issued or options to purchase common shares granted pursuant to existing stock option plans of the Company referred to in the U.S. Prospectus and the Canadian Prospectus; and (E) any common shares representing up to 10% of the outstanding common stock of the Company as of the date hereof in connection with the acquisition of any business, property or asset that is consistent with the Company's business as presently conducted and as described in the Prospectuses.

(k)
The Company will use its commercially reasonable efforts to effect and maintain the listing of its common shares (or, if the corporation enters into an amalgamation, arrangement or merger of the corporation with or into any other corporation or other entity which effects a change of the common shares of the Company into other shares or an exchange of the common shares of the Company for other securities (including securities of another entity), such securities) on the TSX.V and Amex for a period of at least two years from the date of this Agreement.

(l)	The Company will apply the net proceeds from the sale of the Units as set forth under the caption "Use of Proceeds" in the Prospectuses.

(m)
The Company will not take, and will cause its affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Offered Shares, the Warrant Shares or the Agent's Shares.

(n)
The Company shall use its commercially reasonable efforts during the term of the Warrants to maintain the effectiveness of one or more registration statements under the Securities Act covering the issuance and sale of the Warrant Shares, and shall take such other action as may be commercially reasonable to ensure that Warrant Shares shall not be subject to restrictions on resale under the Securities Act by persons that are not affiliates of the Company (provided, however, that nothing shall prevent the amalgamation, merger or sale of the Company, including any take-over bid, and any associated delisting or deregistration or ceasing to be a reporting issuer, provided that, so long as the Warrants are outstanding and represent a right to acquire securities of the acquiring company, the acquiring company shall assume the Company’s obligations under the Warrant Indenture).

(o)
The Company shall provide the Agent with a draft of any press release to be issued in connection with the Offering, and will provide the Agent and its counsel sufficient time to comment thereon and will accept all reasonable comments of the Agent and its counsel on such press releases.

7.	Conditions of Agent's Obligations.

The obligations of the Agent to the performance of their obligations herein are subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, and to the performance by the Company of all of its obligations hereunder on the Closing Date including the Agent receiving on the Closing Date:

(a)
The Canadian Prospectus shall have been filed with the Canadian Qualifying Authorities and the U.S. Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 6 hereof; no order of any securities commission, securities regulatory authority or stock exchange in Canada to cease distribution of the Units under the Canadian Prospectus, as amended or supplemented, shall have been issued, and no proceedings for such purpose shall have been instituted or, to the knowledge of the Company, threatened; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto, and no stop order suspending or preventing the use of the U.S. Pricing Prospectus, the U.S. Prospectus or any Issuer Free Writing Prospectus, shall have been issued by the Commission and no proceedings therefor shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Canadian Qualifying Authorities or the Commission shall have been complied with to the Agent's reasonable satisfaction; and all necessary regulatory or stock exchange approvals in respect of the Offering shall have been received.

(b)
A favourable legal opinion of Stikeman Elliott LLP, Canadian counsel for the Company addressed to the Agent, in form and substance satisfactory to the Agent, to the effect set forth in Schedule "A" hereto and to such other matters as may reasonably be requested by the Agent.

(c)
A favourable legal opinion of Dorsey & Whitney LLP, United States counsel for the Company, addressed to the Agent, in form and substance satisfactory to the Agent, to the effect set forth in Schedule "B" hereto and to such other matters as may reasonably be requested by the Agent.

(d)
A favourable legal opinion of Nesbitt & Associates LLC, United States counsel to Company addressed to the Agent, in form and substance satisfactory to the Agent, as to ownership by the Company of the Spring Valley Property and Pan Property.

(e)
A favourable legal opinion of Parr Brown Gee & Loveless addressed to the Agent, in form and substance satisfactory to the Agent, as to ownership of the Material Subsidiaries (other than Pan-Nevada Gold Corporation and GEH (B.C.) Holding Inc.) and their due incorporation or organization, valid existence and good standing (if such concept is recognized in such jurisdiction) and such other matters as may reasonably be requested by the Agent.

(f)
A certificate of the Chief Executive Officer and Chief Financial Officer of the Company in form and substance satisfactory to the Agent, as to the accuracy of the representations and warranties of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date and as to the matters set forth in subsection (a) of this Section 7.

(g)
At the time this Agreement is executed and at the Closing Date, the Agent shall have received comfort letters, from KPMG LLP, independent chartered accountants for the Company, dated as of the date of this Agreement and as of the Closing Date, respectively, and addressed to the Agent, and in form and substance satisfactory to the Agent and its counsel.

(h)
At the time this Agreement is executed, a fully executed copy of the warrant indenture (the "Warrant Indenture") between the Company and Computershare Trust Company of Canada providing for the creation and issuance of the Warrants, in form and substance satisfactory to the Agent and its counsel.

(i)
At the Closing Date the Offered Shares, the Warrant Shares and the Agent's Shares shall have been conditionally approved for listing on the TSX.V and shall be approved for listing, subject to official notice of issuance, on Amex.

(j)	The Company shall have furnished to the Agent and its counsel with such other certificates, opinions or other documents as they may have reasonably requested.

If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Agent or to its counsel pursuant to this Section 7 shall not be satisfactory in form and substance to the Agent and its counsel, all obligations of the Agent hereunder may be cancelled by the Agent at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing.

8.	Indemnification.

(a)
The Company covenants and agrees to indemnify and save harmless the Agent and its respective directors, officers, shareholders and employees and agents (collectively, the "Agent's Personnel") from any and all losses (other than loss of profits), claims, damages, liabilities, costs or expenses, whether joint or several, caused or incurred by reason of or in connection with the transactions contemplated hereby including, without limitation, the following: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including all documents incorporated by reference therein (or contained in the Registration Statement as amended or supplemented by any post-effective amendment or supplement thereof or thereto by the Company), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.; (ii) any "misrepresentation" within the meaning of Canadian Securities Laws or any untrue statement of material fact or alleged untrue statement of material fact included in the Canadian Preliminary Prospectus, the U.S. Preliminary Prospectus, the Canadian Prospectus, the U.S. Prospectus, in any Issuer Free Writing Prospectus or in any prospectus together with any combination of one or more Issuer Free Writing Prospectuses, or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; (iii) the omission or alleged omission to state in any certificate of the Company, or of any officers of the Company delivered hereunder or pursuant hereto, of any material fact required to be stated therein where such omission or alleged omission constitutes or is alleged to constitute a misrepresentation;  (iv) any order made or any inquiry, investigation or proceeding commenced or threatened by any securities regulatory authority, stock exchange or by any other competent authority, based upon any misrepresentation or alleged misrepresentation in the Pricing Prospectuses or the Prospectuses based upon any failure or alleged failure to comply with Canadian Securities Laws or the applicable securities laws of the United States (other than any failure or alleged failure to comply by the Agent) preventing and restricting the trading in or the sale of the common shares or any of them in the jurisdictions of Canada, the United States, or any state of the United States; (v) the non-compliance or alleged non-compliance by the Company with any material requirement of applicable securities laws, including the Company’s non-compliance with any statutory requirement to make any document available for inspection; or (vi) the material breach of any representation, warranty or covenant of the Company contained herein or the failure of the Company to comply in all material respects with any of its obligations hereunder, except, with respect to any of the Pricing Prospectuses or the Prospectuses, insofar as any such loss, claim, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with, information concerning the Agent furnished by the Agent to the Company expressly for use in, such document, or arises out of or is based upon any omission or alleged omission to state a material fact in any of the Pricing Prospectuses or Prospectuses in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such information, or was necessary to make such information not misleading. The parties hereto agree that such information provided by the Agent consists solely of the materials referred to in Section 16 hereof.

(b)
The Company shall reimburse the Agent promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such losses, claims, damages, liabilities or actions in respect thereof, as incurred.

(c)
The Company shall not, without the prior written consent of the Agent, which shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Agent is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Agent and of the Agent's Personnel from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or any failure to act, by or on behalf of the Agent or the Agent's Personnel.

Notwithstanding the foregoing, the Company shall not be liable for the settlement of any claim or action in respect of which indemnity may be sought hereunder effected without its written consent, which consent shall not be unreasonably withheld.

(d)
If any matter or thing contemplated by this Section 8 shall be asserted against any party in respect of which indemnification is or might reasonably be considered to be provided (an "Indemnified Party"), such Indemnified Party will notify the Company as soon as possible and in any event on a timely basis, of the nature of such claim, provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Indemnified Party hereunder unless the Company is materially prejudiced by such omission. The Company shall be entitled (but not required) to assume the defence of any suit brought to enforce such claim; provided, however, that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no settlement may be made by the Company or the Indemnified Party without the prior written consent of the other.

(e)
The foregoing indemnity shall not apply to the extent that a court of competent jurisdiction in a final judgment that has become non-applicable shall determine that such losses, expenses, claims, damages or liabilities to which the Indemnified Party may be subject were caused by the fraud, gross negligence, wilful misconduct or bad faith of an Indemnified Party.

(f)
In any such claim, the Indemnified Party shall have the right to retain other counsel to act on the Indemnified Party’s behalf, provided that the fees and disbursements of such other counsel reasonably incurred shall be paid by the Indemnified Party, unless (i) the Company and the Indemnified Party mutually agree to retain such other counsel or (ii) the named parties to any such claim (including any third or implicated party) include both the Indemnified Party, on the one hand, and the Company, on the other hand, and the representation of the Company and the Indemnified Party by the same counsel would be inappropriate due to actual or potential conflicting interests, in which event such fees and disbursements shall be paid by the Company to the extent that they have been reasonably incurred; provided that in no circumstances shall the Company be required to pay the fees and disbursements of more than one set of counsel for all Indemnified Parties.

(g)
The Company hereby waives all rights which it may have by statute or common law to recover contribution from the Agent in respect of losses, claims, costs, damages, expenses or liabilities which any of them may suffer or incur directly or indirectly (in this paragraph, "losses") by reason of or in consequence of a document containing a misrepresentation; provided, however, that such waiver shall not apply in respect of losses by reason of or in consequence of any misrepresentation which is based upon or results from information or statements furnished by the Agent.

9.	Contribution.

If the indemnification provided for herein is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Company shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Agent on the other hand from the Offering or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Agent, on the other hand, in connection with the Offering shall be deemed to be in the same respective proportions as the total net proceeds from the Offering (before deducting expenses) received by the Company and the total fee received by the Agent pursuant to Section 4. The relative fault of the Company, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the foregoing provisions, the Agent shall not be required to contribute any amount in excess of the aggregate fees actually received by the Agent from the Company.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) or a misrepresentation, as defined in Canadian Securities Laws, that is fraudulent shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The rights of contribution provided herein shall be in addition to and not in derogation of any right to contribute which the Agent may have by statute or otherwise.

10.	Severability.

If any provision of Sections 8 and 9 is determined to be void or unenforceable in whole or in part, it shall be deemed not to affect or impair the validity of any other provision of this Agreement and such void or unenforceable provision shall be severable from this Agreement.

11.	Survival of Representations and Agreements.

All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transaction herein contemplated shall survive the purchase and sale of the Units and continue in full force and effect for the benefit of the Agent for a period the two years following the Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in connection with the purchase and sale of the Units or the preparation of the Base Prospectuses, Pricing Prospectuses, Prospectuses or otherwise. This Agreement shall constitute the entire agreement with respect to the Offering among the parties and supersedes any other previous agreement between the parties with respect to the Offering (including, without limitation, the letter agreement between them dated May 27, 2010, which the parties agree is hereby terminated and each of the parties hereby releases the other from any and all liabilities and obligations, and waive any rights they may have against the other, under such letter agreement).

12.	Effective Date of Agreement; Termination.

(a)	This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b)	The Agent shall have the right to terminate this Agreement at any time prior to the Closing Date, by notice in writing to the Company, if, at or after the Applicable Time:

(i)
there shall have occurred any material change or change in any material fact, or there shall be discovered any previously undisclosed material change or material fact which was required to be disclosed in the Prospectuses or otherwise, which, in each case, in the reasonable opinion of the Agent, has or would be expected to have a material adverse effect on the market price or value of any of the securities of the Company, including, without limitation, the Units;

(ii)
any inquiry, action, suit, proceeding or investigation (whether formal or informal) in relation to the Company or any of the directors, officers or principal shareholders of the Company (including matters of regulatory transgression or unlawful conduct), is commenced, announced or threatened or any order made by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality including, without limitation, the TSX.V and Amex or any securities regulatory authority, or any law or regulation is enacted or changed which, in any such case, in the opinion of the Agent, acting reasonably, operates to prevent or restrict the trading of the common shares of the Company or any other securities of the Company or materially and adversely affects or will materially and adversely affect the market price or value of the common shares or any other securities of the Company;

(iii)
trading in the Company’s common shares shall have been suspended by the Commission, the Canadian Qualifying Authorities, the TSX.V or Amex, or trading in securities generally on the TSX.V or Amex shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the TSX.V or Amex or by order of the Commission or any other governmental authority having jurisdiction;

(iv)	the state of the financial markets is such that, in the sole opinion of the Agent, the Units cannot be profitably marketed;

(v)	the Company is in breach of any material term of this Agreement;

(vi)	the Agent determines that any of the representations or warranties made by the Company in this Agreement are false or have become false;

(vii)	if there is a failure by the Company, or otherwise, of the satisfaction of any of the conditions precedent set out in this Agreement;

(viii)	the Agent is not satisfied with the results of its due diligence of the Company prior to the Closing Date, acting reasonably; or

(ix)
there is a catastrophe of national or international consequence or an event, accident, governmental law or regulation or other occurrence of any nature which, in the opinion of the Agent, seriously affects or will seriously affect the financial markets, or the business of the Company on a consolidated basis, or the ability of the Agent to perform its obligations under this Agreement, or a purchaser's decision to purchase the Units.

13.           Notices.  Any notice under this Agreement will be given in writing and must be delivered, sent by facsimile transmission or mailed by prepaid post and addressed to the party to which notice is to be given at the address indicated below, or at another address designated by the party in writing.

if to the Company:		if to the Agent:

Midway Gold Corp. 600 Lola Street, Suite 10 Helena, Montana 59601		Haywood Securities Inc. 2000-400 Burrard Street Vancouver, BC V6C 3A6

Attention:	Daniel Wolfus	Attention:	Kevin Campbell
Facsimile:	(406) 475-9596	Facsimile:	(604) 697-7495

with a copy to:		with a copy to:

Stikeman Elliott LLP		Blake, Cassels & Graydon LLP
Suite 1700, 666 Burrard Street		Suite 2600, 595 Burrard Street
Vancouver, BC V6C 2X8		Vancouver BC V7X 1L3

Attention:	John Anderson	Attention:	Bob Wooder
Facsimile:	(604) 681-1825	Facsimile:	(604) 631-3309

If notice is sent by facsimile transmission or is delivered, it will be deemed to have been given at the time of transmission or delivery.  If notice is mailed, it will be deemed to have been received 48 hours following the date of mailing of the notice.  If there is an interruption in normal mail service due to strike, labour unrest or other cause at or prior to the time a notice is mailed the notice will be sent by facsimile transmission or will be delivered.

14.           Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

15.           No Fiduciary Relationship.

The Company hereby acknowledges that the Agent is acting solely as agent in connection with the Offering contemplated hereby.  The Company further acknowledges that the Agent is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Agent act or be responsible as a fiduciary to the Company, its management, shareholders or creditors or any other person in connection with any activity that the Agent may undertake or have undertaken in furtherance of the Offering, either before or after the date hereof.  The Agent hereby expressly disclaims any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect.  The Company and the Agent agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Agent to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company.  The Company and the Agent agree that the Agent is acting as agent and not a fiduciary of the Company and the Agent has not assumed, nor will assume, any advisory responsibility in favour of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company on other matters).  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Agent with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

16.           Agent Information.

The parties hereto acknowledge and agree that, for the purposes of this Agreement, the information provided by or on behalf of the Agent consists solely of the name of the Agent contained on the cover of the Pricing Prospectuses and the Prospectuses.

17.           Currency

Except as otherwise indicated, all amount expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.  References to "US$" are references to United States dollars.

18.           Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

19.           Time is of the Essence.

Time shall be of the essence of this Agreement.  As used herein, the term "business day" shall mean any day other than a Saturday, Sunday or statutory or civic holiday in the city of Vancouver, British Columbia or Toronto, Ontario.

11.           Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

[signature page follows]

If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this agreement shall constitute a binding agreement among us.

Very truly yours,

HAYWOOD SECURITIES INC.

By:	" Kevin Campbell "
	Name:	Kevin Campbell
	Title:	Managing Director, Investment Banking

Accepted as of the date first above written

MIDWAY GOLD CORP.

By:	"Daniel Wolfus"
	Name:	Daniel Wolfus
	Title:	Chairman, Chief Executive Officer and Director

EXHIBIT A

Material Subsidiaries

Name of Subsidiary	Jurisdiction
MGC Resources Inc.	Nevada
MGC Properties Inc.	Nevada
Pan-Nevada Gold Corporation	British Columbia
GEH (B.C.) Holding Inc.	British Columbia
GEH (U.S.) Holding Inc.	Nevada
Golden Eagle Holding Inc.	Washington

Schedule "A"

Form of Opinion of Stikeman Elliott LLP

1.
Each of the Company, Pan-Nevada Gold Corporation ("PNG") and GEH (B.C.) Holding Inc. ("GEH") is a corporation incorporated and existing and in good standing under the laws of the Province of British Columbia.

2.	All of the issued and outstanding shares of GEH and PNG are registered in the name of the Company.

3.
The Company has all requisite corporate capacity, power and authority under the laws of the Province of British Columbia to carry on its business as now conducted by it and to own its properties and assets, in each case, as described in the Prospectus.

4.	The Company has all necessary corporate power to enter into and perform its obligations under the Agency Agreement and the Warrant Indenture.

5.
Each of the Agency Agreement and the Warrant Indenture has been duly authorized, executed and delivered by the Company as a matter of corporate law in compliance with the laws of the Province of British Columbia and constitutes a legal, valid and binding agreement of the Company enforceable against it in accordance with its respective terms under with the laws of the Province of British Columbia.

6.
The execution and delivery of and performance by the Company of the Agency Agreement and the Warrant Indenture and compliance by the Company with its obligations under the Agency Agreement and the Warrant Indenture does not and will not, whether with or without the giving of notice or lapse of time or both, result in any violation of:

(a)	any law of general application in the Canadian Jurisdictions;

(b)	the Notice of Articles or Articles of the Company; or

(c)	any resolutions of the board of directors (or any committee thereof) of the Company relating to the Offering and attached to the Officer's Certificate.

7.
All necessary corporate action has been taken by the Company to authorize the filings of each of the Canadian Final Base Shelf Prospectus and the Final Canadian Prospectus Supplement with the Securities Commissions.

8.
All necessary corporate action has been taken by the Company to authorize the filing of the Company's prospectus dated May 6, 2010 and the US Prospectus Supplement relating to the Offering dated June 10, 2010 with the Commission.

9.	Subject to receipt of payment in full for them, the Offered Shares will be validly issued as fully paid and non-assessable shares in the capital of the Company.

10.	All necessary corporate action has been taken by the Company to authorize the creation and issue of the Warrants and the Agent Warrants.

11.
The reservation and issuance of the Warrant Shares in accordance with the terms of the Warrant Indenture has been authorized by all necessary corporate action on the part of the Company and, upon the due and proper exercise of the Warrants in accordance with the terms of the Warrant Indenture, the Warrant Shares will be issued as fully paid and non-assessable shares in the capital of the Company.

12.
The reservation and issuance of the Agent Shares in accordance with the terms of the Agent Warrant Certificate has been authorized by all necessary corporate action on the part of the Company and, upon the due and proper exercise of the Agent Warrants in accordance with the terms of the Agent Warrant Certificate, the Agent Shares will be issued as fully paid and non-assessable shares in the capital of the Company.

13.
The form of certificate used to evidence each of the Offered Shares has been approved and adopted by the Company and complies in all material respects with (i) applicable statutory requirements, (ii) any applicable requirements of the articles of the Company, and (iii) the applicable requirements of the TSX.V for such certificates.

14.
The authorized capital of the Company consists of an unlimited number of Common Shares without par value.  The statements in the Prospectus under the heading "Description of Share Capital – Common Shares" fairly summarize such legal matters in all material respects.  The attributes and characteristics of the Offered Shares, the Warrant Shares and the Warrants conform in all material respects to the attributes and characteristics thereof described in the Prospectus.

15.	The statements in the Prospectus under the heading "Eligibility for Investment" and Certain Canadian Federal Income Tax Considerations" fairly summarize such legal matters in all material respects.

16.
All necessary documents have been filed, all necessary proceedings have been taken and all necessary authorizations, approvals, permits, consents and orders have been obtained in each case under the Applicable Canadian Securities Laws of each of the Canadian Jurisdictions to qualify the distribution of the Offered Shares and the Warrants to the public in each of the Canadian Jurisdictions through registrants registered under the Applicable Canadian Securities Laws (including related and applicable regulations and rules) of the Canadian Jurisdictions who have complied with the applicable provisions of such Applicable Canadian Securities Laws.

17.
The issue, sale and delivery by the Company of the Warrant Shares, when issued in accordance with the terms and conditions of the Warrants and the issue of the Agent Shares, when issued in accordance with the terms and conditions of the Agent's Warrants, will be exempt from, or is not subject to, the prospectus requirements of the Applicable Canadian Securities Laws in the Canadian Jurisdictions and no prospectus or other documents are required to be filed, proceeding taken, or approvals, permits, consents or authorizations obtained under such Applicable Canadian Securities Laws in the Canadian Jurisdictions in respect of such distribution, other than such as have been filed, taken or obtained.

18.
The first trade of the Warrant Shares issuable upon the exercise of the Warrants and the Agent Shares issuable upon the exercise of the Agent's Warrants will be exempt from, or will not be subject to, the prospectus requirements of the Applicable Canadian Securities Laws of the Canadian Jurisdictions and no filing, proceeding or approval will need to be made, taken or obtained by the Company under such Applicable Canadian Securities Laws in connection with such trade, provided that the trade is not a "control distribution", as such term is defined in National Instrument 45-102 – Resale of Securities.

19.
The Company is a "reporting issuer" under Applicable Canadian Securities Laws of each Canadian Jurisdiction that recognizes the concept of reporting issuer and is not on the list of defaulting reporting issuers maintained under Applicable Canadian Securities Laws in such provinces, if any.

20.
The TSX.V has conditionally approved the listing of all of the Offered Shares, the Warrant Shares and the Agent Shares, subject to the satisfaction by the Company of the conditions set forth in the Conditional Listing Letter.

Schedule "B"

Form of Dorsey & Whitney LLP

1.
To such counsel’s knowledge, and other than as set forth in the U.S. Preliminary Prospectus and the U.S. Prospectus, here are no judicial, regulatory or other legal or governmental proceedings pending by or before any court or governmental agency, authority or body to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the best of our knowledge, no such proceedings are threatened or contemplated.

2.
The issuance and sale of the Units by the Company, the compliance by the Company with all of the provisions of the Agency Agreement and the performance by the Company of its obligations thereunder will not violate Applicable Law or any judgment, order or decree of any court or arbitrator known to such counsel.  For purposes of this letter, the term "Applicable Law" means those laws, rules and regulations of the federal government of the United States of America which in such counsel’s experience are normally applicable to the transactions of the type contemplated by the Agency Agreement, except that, "Applicable Law" does not include the anti-fraud provisions of the securities laws of any applicable jurisdiction or any state securities or Blue Sky laws of the various states.

3.
No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, is required by the Company under any Applicable Law for the issuance or sale of the Units or the performance by the Company of its obligations under the Agency Agreement except for (1) such as may be required under state securities or blue sky laws in connection with the offer and sale of the Units, Shares, Warrants and Warrant Shares (as to which we express no opinion) and (2) such as have been made or obtained under the Securities Act.  For purposes of this letter, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the federal government of the United States of America.

4.
The Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus, and each amendment or supplement thereto (except for the financial statements, financial statement schedules and other financial data included therein or omitted therefrom as to which we express no opinion), as of their respective effective or issue dates, comply as to form in all material respects with the requirements of the U.S. Securities Act and the rules and regulations thereunder.

5.
The documents incorporated by reference into the Registration Statement, the U.S. Preliminary Prospectus and the U.S. Prospectus (except for the financial statements, financial statement schedules and other financial data included therein or omitted therefrom as to which we express no opinion) when they were filed with the Commission, complied as to form in all material respects with the requirements of the U.S. Exchange Act and the rules and regulations thereunder.

6.
The statements included in the U.S. Preliminary Prospectus Supplement and the U.S. Prospectus Supplement under the heading “Certain United States Federal Income Tax Considerations” insofar as such statements summarize legal matters discussed therein, are accurate and fair summaries of such legal matters in all material respects.

7.
The Company is not and, after giving effect to the Offering, and the application of their proceeds as described in the U.S. Prospectus under the heading "Use of proceeds," will not be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

Schedule "C"

Pricing Terms included in the Disclosure Package

Number of Units:	9,412,000

Public Offering Price per Unit	$0.60

Agent commission per Unit:	• $0.042 per Unit (7%)

•  non-transferable common share purchase warrants with an exercise price of $0.80, exercisable for a period of 24 months after the closing of the Offering entitling the Agent to purchase that number of Warrant Shares which is equal to 7% of the number of Units sold under the Offering

Date of Delivery of Units:	On or about June 16, 2010

Issuer Free Writing Prospectuses

Canadian Preliminary Prospectus Supplement